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Exhibit 99.4


               SAFE HARBOR UNDER THE PRIVATE SECURITIES LITIGATION
                               REFORM ACT OF 1995

The Private Securities Litigation Reform Act of 1995 (the "Act") provides a "safe harbor" for forward-looking statements to encourage companies to provide prospective information about their companies, so long as those statements are identified as forward-looking and are accompanied by meaningful cautionary statements identifying important factors that could cause actual results to differ materially from those discussed in the statement. The Company desires to take advantage of the "safe harbor" provisions of the Act. Certain information, particularly information regarding future economic performance and finances and plans and objectives of management, contained, or incorporated by references, in the Company's Current Report on Form 8-K for the 29, 2000 December date is forward-looking. In some cases, information regarding certain important factors that could cause actual results to differ materially from any such forward-looking statement appear together with such statement. Also, the following factors, in addition to other possible factors not listed, could affect the Company's actual results and cause such results to differ materially from those expressed in forward-looking statements.

         THE COMPANY'S FUTURE RESULTS MAY SUFFER IF IT IS UNABLE TO EFFECTIVELY MANAGE ITS RAPID GROWTH. The Company expects to experience continued rapid growth resulting in new and increased responsibilities for management personnel and increased demands on its operating and financial systems and resources. To effectively manage future growth, the Company must continue to expand its operational, financial and management information systems and to train, motivate and manage its work force. There can be no assurance that the Company's operational, financial and management information systems will be adequate to support its future operations. Failure to expand the Company's operational, financial and management information systems or to train, motivate or manage employees could have a material adverse effect on the Company's operating results and financial condition.

         IF THE COMPANY LOSES ITS KEY PERSONNEL, OR FAILS TO ATTRACT AND RETAIN ADDITIONAL PERSONNEL, THE SUCCESS AND GROWTH OF ITS BUSINESS MAY SUFFER. The Company relies on certain key executives, including its chairman and chief executive officer and other senior management. There can be no assurance that the Company can retain its executive officers and key personnel or attract additional qualified management in the future. The loss of services of one or more of its key executives could disrupt and have a material adverse effect on its operating results and financial condition.

         THE COMPANY'S OPERATIONS AND FUTURE RESULTS ARE SUBJECT TO NUMEROUS RISKS RELATED TO ACQUISITIONS. The Company has, in the past, pursued a strategy of acquiring computer technology product and systems integration companies. The Company intends to continue to make selective acquisitions, primarily of audio, video, and data display, broadcasting, conferencing and networking systems integrators. These acquisitions could result in the following risks:

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         -        the Company may issue additional common stock without
                  stockholder approval to finance acquisitions, which would dilute current stockholders and could depress its stock price;
         - the Company's need for additional financing to fund acquisitions may restrict its business and make the Company highly leveraged;
         -        the Company's future financial results may suffer if it is unable to successfully integrate its acquisitions;
         -        the Company may be required to take a charge against income, which could be substantial, if the "goodwill" obtained (i.e., the difference between the price paid and the fair value of the net assets it acquired) is determined to be impaired and required by generally accepted accounting principles to be written off;
         - any international acquisitions the Company makes could subject it to currency exchange risks, different legal requirements, political and economic risks relating to the stability of foreign governments, difficulties in staffing foreign operations, cultural differences and other similar risks; and
         - the Company's future results may suffer if it is unable to successfully integrate its acquisitions.

         INTENSE AND INCREASING COMPETITION IN THE COMPANY'S INDUSTRY MAY DECREASE ITS GROSS MARGINS AND HARM ITS BUSINESS. The industry in which the Company operates is highly competitive. The Company competes with regional and local systems integrators and with major full-service office products distributors, other national and regional computer supply distributors, office products superstores, direct mail order companies, and, to a lesser extent, non-specialized retailers. Certain of the Company's competitors, such as office products superstores and major full-service office products distributors, are larger and have substantially greater financial and other resources and purchasing power than does the Company. The Company believes that the industry will further consolidate in the future and consequently become more competitive. Increased competition may result in greater price discounting which will continue to have a negative impact on the industry's gross margins.

         THE COMPANY IS DEPENDENT ON CERTAIN KEY SUPPLIERS AND ITS BUSINESS COULD BE HARMED IF IT LOST A KEY SUPPLIER OR A KEY SUPPLIER IMPOSED LESS FAVORABLE TERMS ON THE COMPANY'S RELATIONSHIP WITH THE SUPPLIER. Although the Company regularly carries products and accessories manufactured by approximately 500 original equipment manufacturers, 37.0% of its net sales in the nine months ended September 30, 2000 were derived from products supplied by the its ten largest suppliers. In addition, the Company's business is dependent upon terms provided by its key suppliers, including pricing and related provisions, product availability and dealer authorizations. While the Company considers its relationships with its key suppliers, including Hewlett-Packard, Sharp and Lexmark, to be good, there can be no assurance that these relationships will not be terminated or that such relationships will continue as presently in effect. In addition, changes by one or more of such key suppliers of their policies regarding distributors or volume discount schedules or other marketing programs applicable to the Company may have a material adverse effect on its business. Certain distribution agreements require the Company to make minimum annual purchases.


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         IF THE COMPANY'S MANAGEMENT INFORMATION SYSTEMS ARE DISRUPTED OR DO NOT
WORK AS ANTICIPATED, ITS FUTURE RESULTS MAY BE ADVERSELY AFFECTED. The Company's operations depend, to a large extent, on its management information systems. Modifications to its computer systems and applications software will be necessary as the Company grows and responds to customer needs, technological developments, electronic commerce requirements and other factors. The Company is constantly upgrading and implementing its internal accounting and inventory control and distribution software programs. The modifications may:

         -        cause disruptions in its operations;
         -        delay the schedule for integrating newly acquired companies;
                  or
         - cost more to design, implement or operate than currently budgeted.

         Any of these disruptions, delays or costs could have a material adverse effect on its operating results and financial condition. The Company does not currently have redundant computer systems or redundant dedicated communication lines linking its computers to its warehouses. The failure of the Company's computer or communication systems could have a material adverse effect on its operating results and financial condition.

         THE COMPANY'S EXECUTIVE OFFICERS AND DIRECTORS AND THEIR AFFILIATES OWN A LARGE PERCENTAGE OF THE COMPANY'S COMMON STOCK AND HAVE THE ABILITY TO MAKE DECISIONS THAT COULD ADVERSELY AFFECT ITS STOCK PRICE. The Company's directors and executive officers and officers of its subsidiaries currently beneficially own approximately 1,637,334 shares of common stock representing approximately 12.8% of the outstanding shares of common stock. Consequently, management is in a position to exert significant influence over material matters relating to the Company's business, including decisions regarding:

         -        the election of the Company's board of directors;
         - the acquisition or disposition of assets (in the ordinary course of its business or otherwise);
         -        future issuances of common stock or other securities; and
         -        the declaration and payment of dividends on the common stock.

         Management also may be able to accelerate or delay, make more difficult or prevent the Company from engaging in a business combination.

         THE COMPANY DOES NOT EXPECT TO PAY ANY CASH DIVIDENDS IN THE FORESEEABLE FUTURE. The Company has not paid a cash dividend on its common stock since its initial public offering and currently expects to retain its future earnings, if any, for use in the operation and expansion of its business. The Company does not anticipate paying any cash dividends in the foreseeable future. In addition, the Company's credit facility prohibits the payment of cash dividends.


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         THE COMPANY'S ARTICLES OF INCORPORATION AND BYLAWS, AS WELL AS MARYLAND
LAW, CONTAIN PROVISIONS THAT COULD DISCOURAGE A TAKEOVER EVEN IF BENEFICIAL TO STOCKHOLDERS. The Company's articles of incorporation and bylaws contain certain provisions which, among other things:

         -        permit the establishment of a "staggered" board of directors;
         - limit the personal liability of and provide indemnification for the Company's directors;
         - require that stockholders comply with certain requirements to nominate a director or submit a proposal before a meeting of stockholders;
         -        limit the ability of stockholders to act by written consent;
                  and
         - require a supermajority vote of stockholders if a "related person" (as defined) attempts to engage in a business combination with the Company.

         The Maryland General Corporation Law, which applies to the Company, has certain other provisions that also may be deemed to have antitakeover effects, including statutes that deal with control share acquisitions.








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